UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

KraneShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

KraneShares Trust

Joint Special Meeting of Shareholders – Text Templates

Beginning of Campaign text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of KraneShares Trust and its Board of Trustees.

According to our records, we have not yet received your vote for the upcoming Joint Special Meeting of Shareholders.

For more information, please watch an important message from Jonathan Krane, CEO of KraneShares: [Insert Link]

Vote today, it only takes 2 minutes:

[Individual Link here]

To review the meeting proposals, please click the following link:

https://www.sec.gov/Archives/edgar/data/1547576/000182912626001868/kraneshares_def14a.htm

If you have questions, please contact us at 1-866-206-8043.

STOP to END

Operations – Retail Engagement	1

KraneShares Trust

Joint Special Meeting of Shareholders – Text Templates

Mid-campaign text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your investment with KraneShares Trust and the Board of Trustees.

Our attempts to reach you have been unsuccessful, and the Joint Special Meeting of Shareholders is taking place in [XX] days. As per our records, your vote has not been submitted yet. Please make sure to VOTE YOUR SHARES TODAY!

To prevent any additional correspondence or phone calls, please contact us at 1-866-206-8043, or vote using the link below.

[Individual Link here]

To review the meeting proposals, please click the following link:

https://www.sec.gov/Archives/edgar/data/1547576/000182912626001868/kraneshares_def14a.htm

Thank you for your attention to this matter.

STOP to END

Operations – Retail Engagement	2

KraneShares Trust

Joint Special Meeting of Shareholders – Text Templates

End of Campaign Text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your investment with KraneShares Trust and the Board of Trustees.

The Joint Special Meeting of Shareholders is just [XX] days away, and our records indicate that you have not yet cast your vote. Time is critical, please take action NOW and VOTE YOUR SHARES TODAY!

To prevent any additional correspondence or phone calls, please contact us at 1-866-206-8043, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END

Operations – Retail Engagement	3

KraneShares Trust

Joint Special Meeting of Shareholders – Text Templates

Adjourned campaign text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your investment with KraneShares Trust and its Board of Trustees.

The Joint Special Meeting of Shareholders has been adjourned to MM DD, YYYY, to afford Shareholders of record additional time to vote on the proposals described in the Proxy Statement.

The Board of Trustees unanimously recommends that all Shareholders vote “FOR” the proposals. Your participation in this process is important and appreciated, please vote your shares today!

To prevent any additional correspondence or phone calls, please contact us at 1-866-206-8043, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END

Operations – Retail Engagement	4

KraneShares Trust

Joint Special Meeting of Shareholders – Text Templates

Short Template #1

Dear KraneShares Trust Shareholder,

Help keep your Fund the same.

Vote today by clicking the link below:

[Individual Link here]

Questions? Call 1-866-206-8043.

STOP to END

Operations – Retail Engagement	5

KraneShares Trust

Joint Special Meeting of Shareholders – Text Templates

Short Template #2

Dear KraneShares Trust Shareholder,

Same investment team. Same strategy. Same advisory fees.

[Individual Link here]

Questions? Call 1-866-206-8043.

STOP to END

Operations – Retail Engagement	6

KraneShares Trust

Joint Special Meeting of Shareholders – Text Templates

Short Template #3

Dear KraneShares Trust Shareholder,

No changes to your Fund’s investment strategy, portfolio managers, or advisory fees.

Vote today:

[Individual Link here]

STOP to END

Operations – Retail Engagement	7

KraneShares Trust

Joint Special Meeting of Shareholders – Text Templates

Short Template #4

Dear KraneShares Trust Shareholder,

The Board unanimously recommends a FOR vote to help ensure uninterrupted management of your ETF.

Vote now:

[Individual Link here]

Questions? Call 1-866-206-8043.

STOP to END

Operations – Retail Engagement	8